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                                                                    EXHIBIT 10.1

                                                                                1. CONTRACT ID CODE          PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1       3
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2.  AMENDMENT/MODIFICATION NO.             3.  EFFECTIVE DATE        4.  REQUISITION/PURCHASE NO.  5.  PROJECT NO. (If applicable)
                    1                      See Block 16C.
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6.  ISSUED BY                         CODE                           7.  ADMINISTERED BY (If other than Item 6)     CODE
                                           -------------------------

    TSA/STDO                                                             TSA/STDO
    590 Herndon Parkway, Suite 120                                       590 Herndon Parkway, Suite 120
    Herndon, VA  20170                                                   Herndon, VA  20170
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8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)   (X)  9A.  AMENDMENT OF SOLICITATION NO.

    InVision Technologies, Incorporated
    7157 Gateway Boulevard
    Newark, CA  94560
                                                                                     -----------------------------------------------
                                                                                     9B.  DATED (SEE ITEM 11)

                                                                                ----------------------------------------------------
                                                                                     10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                 X
                                                                                          DTSA20-03-C-01900
                                                                                     -----------------------------------------------
                                                                                     10b. DATED (SEE ITEM 13)

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CODE                                  FACILITY CODE                                       05 August 2003
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                              11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE
RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12.  ACCOUNTING AND APPROPRIATION DATA (If required)
     N/A
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                              13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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     A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN
     THE CONTRACT ORDER NO. IN ITEM 10A.

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     B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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X    D.    OTHER (Specify type of modification and authority)

       PURSUANT TO THE BILATERAL AGREEMENT BETWEEN THE PARTIES
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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

     See Page 2

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15A. NAME AND TITLE OF SIGNER (Type or print)                    16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                       Jamie Thompson
DAVID M. PILLOR / SVP
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15B. CONTRACTOR/OFFEROR                      15C.  DATE SIGNED   16B.  UNITED STATES OF AMERICA          16C. DATE SIGNED

/s/ David M. Pillor                          12 March 2004       BY    /s/ JAMIE THOMPSON                     12 March 2004
----------------------------------------                               ----------------------------------
(Signature of person authorized to sign)                               (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                          30-105                             STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                                                                        Prescribed by GSA
                                                                                                 FAR (48 CFR) 53.243
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

                                                               DTSA02-03-C-01900
                                                          Modification Number: 1
                                                                     Page 2 of 3

The purpose of this modification to DTSA20-03-C-01900 is to: (1) add a contract line item for [***] Incentive; (2) revise CLINs 0001A, 0001B, 0002 and 0003 payment terms; and (3) make administrative changes to the Clause G.1 entitled Contract Administration (TSA). All other terms and conditions are unchanged and remain in full force. Contract DTSA02-03-C-01900 is modified as follows:

      1. Under Section B, entitled "Supplies/Services & Price/Cost", the following Contract Line Item Number is added:

                                     UNIT
CLIN    DESCRIPTION    QTY    UNIT   PRICE   TOTAL
0008    [***]
        Incentive

      2. Under Section G.1, entitled "Contract Administration (TSA)", the Contracting Officer's Technical Representative (COTR) and Contracting Officer information are revised to:

          Contracting Officer's Technical
          Representative (COTR):          Transportation Security Administration
                                          Mr. Domenic Bianchini
                                          590 Herndon Parkway, Suite 120
                                          Herndon, VA  20170
                                          Telephone (703) 796-7107
                                          Fax (703) 707-5675

          Contracting Officer:            Transportation Security Administration
                                          Mr. Jamie Thompson
                                          590 Herndon Parkway, Suite 120
                                          Herndon, VA 20170
                                          Telephone (703) 796-7125
                                          Fax (703) 707-5675

      3. Under Section H.9, entitled "Payment Terms", the Payment Terms for CLIN 0001A, 0001B, 0002 and 0003, Production units are hereby revised to:

          Payment Terms:  For CLIN(s) 0001A, 0001B, 0002 and 0003, Production
          Units:

          -        35% of the CLIN price at the time of order;

* Confidential treatment requested.

                                                               DTSA02-03-C-01900
                                                          Modification Number: 1
                                                                     Page 2 of 3

          - 60% of the CLIN price at satisfactory completion of Factory Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services; and

          - 5% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 45 days after delivery, whichever occurs first.

      4. All other terms and conditions remain unchanged and in full force and effect.